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Exhibit 25.1

        UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
PURSUANT TO SECTION 305(b)(2) ☐

LASALLE BANK NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

36-0884183
(I.R.S. Employer Identification No.)

135 South LaSalle Street, Chicago, Illinois 60603
(Address of principal executive offices) (Zip Code)

Guy Rounsaville
Executive Vice President
General Counsel
Telephone: (312) 904-5469
135 South LaSalle Street, Suite 925
Chicago, Illinois 60603
(Name, address and telephone number of agent for service)

Sciele Pharma, Inc.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	58-2004779 (I.R.S. Employer Identification No.)

5 Concourse Parkway
Suite 1800
Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Copies to:
 Patrick P. Fourteau
Chief Executive Officer
Sciele Pharma, Inc.
5 Concourse Parkway, Suite 1800
Atlanta, Georgia 30328

[    ]% Contingent Convertible Senior Notes Due 2027
(Title of the indenture securities)

ITEM 1. GENERAL INFORMATION*

        Furnish the following information as to the trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

  1.
  Comptroller of the Currency, Washington D.C.

  2.
  Federal Deposit Insurance Corporation, Washington, D.C.

  3.
  The Board of Governors of the Federal Reserve System, Washington, D.C.

  (b)
  Whether it is authorized to exercise corporate trust powers.

        Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        Not Applicable

*
Pursuant to General Instruction B, the trustee has responded only to items 1, 2 and 16 of this form since to the best knowledge of the trustee the obligor is not in default under any indenture under which the trustee is a trustee.

ITEM 16. LIST OF EXHIBITS.

        List below all exhibits filed as part of this statement of eligibility and qualification.

  1.
  A copy of the Articles of Association of LaSalle Bank National Association now in effect (incorporated herein by reference to Exhibit 1 to Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

  2.
  A copy of the certificate of authority to commence business (incorporated herein by reference to Exhibit 2 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

  3.
  A copy of the authorization to exercise corporate trust powers (incorporated herein by reference to Exhibit 3 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

  4.
  A copy of the existing By-Laws of LaSalle Bank National Association (incorporated herein by reference to Exhibit 4 filed with Form T-1 filed as Exhibit 25 to Form S-3, dated June 28, 2006, in File No. 333-135417).

  5.
  Not applicable.

  6.
  The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated herein by reference to Exhibit 6 filed with Form T-1 filed with the Current Report on Form 8-K, dated June 29, 2000, in File No. 333-61691).

  7.
  A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

  8.
  Not applicable.

  9.
  Not applicable.

SIGNATURE

        Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, LaSalle Bank National Association, a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 7th day of May, 2007.

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Russell C. Bergman
Name: Russell C. Bergman Title: First Vice President

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SIGNATURE